                                                                      Exhibit 21

                                 TENNECO INC.
                          SUBSIDIARIES AND AFFILIATES

                                Ownership Chart

                            As of December 31, 1994
                           (Revised March 15, 1995)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

TENNECO INC. (Delaware)
   Autopartes Walker, S.A. de C.V. (Mexico)...............................................................    0.02%
     (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%; Tenneco Corporation owns
     0.02%; Tenneco International Inc. owns 0.02%; and Monroe Auto Equipment Company owns 0.02%.)
   Case Assets Management Ltda. (Brazil)..................................................................     100
       Monroe do Brazil Industria e Comercio Ltda. (Brazil)...............................................     100
           Monroe Auto Pecas S.A. (Brazil)................................................................   82.71
             (Monroe do Brazil Industria e Comercio Ltda. owns 82.71%; Monroe Auto Equipment Company owns 2.82%;  and Monteiro Aranha S/A, an unaffiliated company owns 14.47%.)
   Case Corporation (Delaware)............................................................................   31.29
     (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco Equipment Holding II
     Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco Equipment
     Holding IV Company owns 3.94%; Tenneco Equipment Holding V Company owns 0.01%;
     Tenneco Equipment Holding VI Company owns 0.29%;and Tenneco International Inc. owns 1.92%.
     Series A Cumulative Convertible Preferred Stock: Public owns 100%.  Cumulative Convertible
     Second Preferred Stock: owned 100% by Case Corporation Key Employees.)
       Case Brazil Holdings, Inc. (Delaware)..............................................................     100
           J. I. Case do Brasil & Cia (Brazilian Partnership).............................................   87.86
             (Case Brazil Holdings, Inc. owns 87.86%;  and Case Equipment International Corporation owns 12.14%)
               Brascor Corretora de Seguros, Participacoes e Servicos S.A. (Brazil).......................      90
                 (J. I. Case do Brasil & Cia owns 90%;  and PPM do Brasil Ltda. owns 10%)
               Poclain do Brasil S.A. (Brazil)............................................................    0.29
                 (J. I. Case do Brasil & Cia owns 0.29% of the Common Stock and 100% of the Preferred
                 Stock; and Case Corporation owns 99.71% of the Common Stock)
                   PPM do Brasil Ltda. (Brazil)...........................................................     1.4
                     (Poclain do Brasil S.A. owns 1.4%;  and J. I. Case do Brasil & Cia owns 98.6%)
                       Brascor Corretora de Seguros, Participacoes e Servicos S.A. (Brazil)...............      10
                         (PPM do Brasil Ltda. owns 10%;  and J. I. Case do Brasil & Cia owns 90%)
               PPM do Brasil Ltda. (Brazil)...............................................................    98.6
                 (J. I. Case do Brasil & Cia owns 98.6%;  and Poclain do Brasil S.A. owns 1.4%)
                   Brascor Corretora de Seguros, Participacoes e Servicos S.A. (Brazil)...................      10
                     (PPM do Brasil Ltda. owns 10%;  and J. I. Case do Brasil & Cia owns 90%)
       Case Canada Corporation (Ontario)..................................................................     100
       Case Canada Equipment Corporation (Delaware).......................................................     100
       Case CDC Holdings, Inc. (Delaware).................................................................     100
           Consolidated Diesel Company (North Carolina General Partnership)...............................      50
             (Case CDC Holdings, Inc. owns 50%;  and Cummins Engine Holding Company, Inc., an unaffiliated company, owns 50%)
               Consolidated Diesel, Inc. (Delaware).......................................................     100
                   Consolidated Diesel of North Carolina, Inc. (North Carolina)...........................     100
       Case Credit Corporation (Delaware).................................................................     100
           Case Canada Receivables, Inc. (Alberta)........................................................     100
           Case Credit Ltd. (Alberta).....................................................................     100
           Case Receivables, Inc. (Delaware)..............................................................     100
           Case Receivables II Inc. (Delaware)............................................................     100
       Case Equipment Baumaschinen GmbH (Germany).........................................................       1
         (Case Corporation owns 1%;  and J. I. Case GmbH owns 99%)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Case Corporation (Delaware) (continued)
       Subsidiaries of Case Equipment Baumaschinen GmbH (Germany) (continued)

           Case Poclain GmbH & Co. K. G. (Germany)........................................................      98%
             (Case Equipment Baumaschinen GmbH owns 98%;  and Poclain GmbH owns 2%)
           Poclain GmbH (Germany).........................................................................     100
               Case Poclain GmbH & Co. K. G. (Germany)....................................................       2
                 (Poclain GmbH owns 2%;  and Case Equipment Baumaschinen GmbH owns 98%)
       Case Equipment International Corporation (Delaware)................................................     100
           J. I. Case do Brasil & Cia (Brazilian Partnership).............................................   12.14
             (Case Equipment International Corporation owns 12.14%;  and Case Brazil Holdings, Inc.
             owns 87.86%.)
           J. I. Case GmbH (Germany)......................................................................      99
             (Case Equipment International Corporation owns 1%;  and Case Corporation owns 99%)
               Case Bodenverdichtungsgerate Verwaltungs GmbH (Germany)....................................     100
               Case Equipment Baumaschinen GmbH (Germany).................................................      99
                 (J. I. Case GmbH owns 99%;  and Case Corporation owns 1%.)
           S. A. Case Belgium N. V. (Belgium).............................................................   99.02
             (Case Equipment International Corporation owns 99.02%;  and Case Corporation owns 0.08%)
               International Harvester Company of Belgium N. V. (Belgium).................................      99
                 (S. A. Case Belgium N. V. owns 99%;  and Case Corporation owns 1%)
       Case Equipment International Marketing, Inc. (Delaware)............................................     100
       Case Europe S.A.R.L. (France)......................................................................     100
       Case Irrigation Company (Delaware).................................................................     100
       Case Licensing/Lending Company (Delaware)..........................................................     100
       Case Poclain S. A. (France)........................................................................     100
           J. I. Case SpA (Italy).........................................................................   99.99
             (Case Poclain S. A. owns 99.99%; and Case Corporation owns 0.01%)
           Poclain Far East, Ltd. (Hong Kong).............................................................     100
           Poclain Services North America Inc. (Delaware).................................................     100
       HFI Holdings, Inc. (Delaware)......................................................................     100
           Hay & Forage Industries (Kansas General Partnership)...........................................      50
             (HFI Holdings, Inc. owns 50%;  and Hesston Ventures Corporation, an unaffiliated company, owns 50%)
       International Harvester Company (Delaware).........................................................     100
       International Harvester Company of Belgium N. V. (Belgium).........................................       1
         (Case Corporation owns 10%;  and S. A. Case Belgium N. V. owns 90%)
       International Harvester Company of Great Britain Limited (United Kingdom)..........................     100
       J. I. Case A/S (Denmark)...........................................................................     100
       J. I. Case (Australia) Pty. Limited (Australia)....................................................     100
           Case Tractors & Equipment (NZ) Limited (New Zealand)...........................................     100
           J. I. Case Credit Corporation of Australia Pty. Ltd. (Australia)...............................     100
       J. I. Case Europe Limited (United Kingdom).........................................................     100
           Case Credit Limited (United Kingdom)...........................................................     100
           Case-Poclain Limited (United Kingdom)..........................................................     100
           David Brown Tractors Limited (United Kingdom)..................................................     100
           J. I. Case Company Limited (United Kingdom)....................................................     100
       J. I. Case Germany Holdings, Inc. (Delaware).......................................................     100
       J. I. Case GmbH (Germany)..........................................................................       1
         (Case Corporation owns 1%;  and Case Equipment International Corporation owns 99%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Case Corporation (Delaware) (continued)

       J. I. Case Leasing Corporation (Wisconsin).........................................................     100%
       J. I. Case Property Company (Delaware).............................................................     100
       J. I. Case S. A. (Spain)...........................................................................     100
       J. I. Case SpA (Italy).............................................................................    0.01
         (Case Corporation owns 0.01%; and Case Poclain S. A. owns 99.99%)
       J. I. Case Sweden AB (Sweden)......................................................................     100
       Poclain do Brasil S. A. (Brazil)...................................................................   99.71
         (Case Corporation owns 99.71% of the Common Stock; and J. I. Case do Brasil & Cia owns 0.29%
         of the Common Stock and 100% of the Preferred Stock.  The subsidiaries of Poclain do
         Brasil S. A. are listed on page 1 hereof.)
       Poclain Mexicana S. A. (Mexico)....................................................................   99.99
         (Case Corporation owns 99.99%;  and Pryor Foundry, Inc. owns 0.01%)
       Pryor Foundry, Inc. (Oklahoma).....................................................................     100
           Case Credits Limited (United Kingdom)..........................................................     100
           David Brown Tractors (Belfast) Ltd. (United Kingdom)...........................................     100
           David Brown Tractors (Ireland) Ltd. (Ireland)..................................................     100
           David Brown Tractors (Retail) Ltd. (United Kingdom)............................................     100
               A. M. Exports Limited (United Kingdom).....................................................     100
               Poclain Limited (United Kingdom)...........................................................     100
           Grand Detour Plow Company (Wisconsin)..........................................................     100
               Kase, S. A. De C. V. (Mexico)..............................................................     100
           J. I. Case Argentina, S. A. (Argentina)........................................................     100
           J. I. Case International, S. A. (Venezuela)....................................................     100
           J. I. Case Threshing Machine Company (Wisconsin)...............................................     100
           Poclain Mexicana S. A. (Mexico)................................................................    0.01
             (Pryor Foundry, Inc. owns 0.01%;  and Case Corporation owns 99.99%)
           Steiger Credit Company (North Dakota)..........................................................     100
               Steiger Credit Canada Ltd. (Canada)........................................................     100
           Steiger International, Ltd. (Guam).............................................................     100
           Tractorwork, Limited (United Kingdom)..........................................................     100
           Universaltrac Beteiligungs GmbH (Germany)......................................................     100
       S. A. Case Belgium N. V. (Belgium).................................................................    0.08
         (Case Corporation owns 0.08%;  and Case Equipment International Corporation owns 99.02%.
         The subsidiaries of S. A. Case Belgium N. V. are listed on page 2 hereof.)
       Viscosity Oil of Canada Ltd. (Alberta).............................................................     100
   Kern County Land Company (Delaware)....................................................................     100
       Tenneco Equipment Corporation (Delaware)...........................................................     100
           Case Corporation (Delaware)....................................................................    5.40
             (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment
             Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco Equipment
             Holding II Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco
             Equipment Holding IV Company owns 3.94%; Tenneco Equipment Holding V Company owns 0.01%;
             Tenneco Equipment Holding VI Company owns 0.29%; and Tenneco International Inc. owns 1.92%.
             Series A Cumulative Convertible Preferred Stock:  Public owns 100%.  Cumulative Convertible
             Second Preferred Stock:  owned 100% by Case Corporation Key Employees.  The subsidiaries of Case Corporation are listed beginning on Page 1 hereof.)
           Marlin Drilling Co., Inc. (Delaware)...........................................................     100
               Bluefin Supply Company (Delaware)..........................................................     100
                   Marlin do Brasil Perfuracoes Maritimas Ltda.  (Brazil) (in dissolution)................    0.16
                     (Bluefin Supply Company owns 0.16%; and Marlin Drilling Co., Inc. owns 99.84%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Kern County Land Company (Delaware) (continued)
       Subsidiaries of Tenneco Equipment Corporation (Delaware) (continued)
           Subsidiaries of Marlin Drilling Co., Inc. (Delaware) (continued)

               Marlin do Brasil Perfuracoes Maritimas Ltda. (Brazil) (in dissolution).....................   99.84%
                 (Marlin Drilling Co., Inc. owns 99.84% and Bluefin Supply Company owns 0.16%.)
           Tenneco Equipment Holding I Company (Delaware).................................................     100
               Case Corporation (Delaware)................................................................    1.14
                 (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment
                 Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco
                 Equipment Holding II Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco Equipment Holding IV Company owns 3.94%; Tenneco Equipment
                 Holding V Company owns 0.01%; Tenneco Equipment Holding VI Company owns 0.29%;
                 and Tenneco International Inc. owns 1.92%. Series A Cumulative Convertible
                 Preferred Stock:  Public owns 100%.  Cumulative Convertible Second Preferred Stock:
                 owned 100% by Case Corporation Key Employees.  The subsidiaries of Case Corporation are listed beginning on Page 1 hereof.)
           Tenneco Equipment Holding II Company (Delaware)................................................     100
               Case Corporation (Delaware)................................................................    0.24
                 (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment
                 Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco
                 Equipment Holding II Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco Equipment Holding IV Company owns 3.94%; Tenneco Equipment
                 Holding V Company owns 0.01%; Tenneco Equipment Holding VI Company owns 0.29%;
                 and Tenneco International Inc. owns 1.92%. Series A Cumulative Convertible
                 Preferred Stock:  Public owns 100%.  Cumulative Convertible Second Preferred
                 Stock:  owned 100% by Case Corporation Key Employees.  The subsidiaries of Case
                 Corporation are listed beginning on Page 1 hereof.)
           Tenneco Equipment Holding III Company (Delaware)...............................................     100
               Case Corporation (Delaware)................................................................    0.42
                 (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment
                 Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco
                 Equipment Holding II Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco Equipment Holding IV Company owns 3.94%; Tenneco Equipment
                 Holding V Company owns 0.01%; Tenneco Equipment Holding VI Company owns 0.29%;
                 and Tenneco International Inc. owns 1.92%. Series A Cumulative Convertible
                 Preferred Stock:  Public owns 100%. Cumulative Convertible Second Preferred Stock:
                 owned 100% by Case Corporation Key Employees.  The subsidiaries of Case Corporation are listed beginning on Page 1 hereof.)
               Tenneco Equipment Holding V Company (North Dakota).........................................     100
                   Case Corporation (Delaware)............................................................    0.01
                     (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment
                     Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco
                     Equipment Holding II Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco Equipment Holding IV Company owns 3.94%; Tenneco Equipment
                     Holding V Company owns 0.01%; Tenneco Equipment Holding VI Company owns 0.29%;
                     and Tenneco International Inc. owns

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Kern County Land Company (Delaware) (continued)
       Subsidiaries of Tenneco Equipment Corporation (Delaware) (continued)
           Subsidiaries of Tenneco Equipment Holding III Company (Delaware) (continued)
               Subsidiaries of Tenneco Equipment Holding V Company (North Dakota) (continued)
                   Subsidiaries of Case Corporation (Delaware) (continued)

                     1.92%. Series A Cumulative Convertible Preferred Stock:  Public owns 100%.
                     Cumulative Convertible Second Preferred Stock:  owned 100% by Case Corporation
                     Key Employees.  The subsidiaries of Case Corporation are listed beginning on Page 1 hereof.)
           Tenneco Equipment Holding IV Company (Wisconsin)...............................................     100%
               Case Corporation (Delaware)................................................................    3.94
                 (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment
                 Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco
                 Equipment Holding II Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco Equipment Holding IV Company owns 3.94%; Tenneco Equipment
                 Holding V Company owns 0.01%; Tenneco Equipment Holding VI Company owns 0.29%;
                 and Tenneco International Inc. owns 1.92%. Series A Cumulative Convertible
                 Preferred Stock:  Public owns 100%.  Cumulative Convertible Second Preferred
                 Stock:  owned 100% by Case Corporation Key Employees.  The subsidiaries of Case
                 Corporation are listed beginning on Page 1 hereof.)
           Tenneco Equipment Holding VI Company (Illinois)................................................     100
               Case Corporation (Delaware)................................................................    0.29
                 (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco Equipment
                 Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco
                 Equipment Holding II Company owns 0.24%; Tenneco Equipment Holding III Company owns 0.42%; Tenneco Equipment Holding IV Company owns 3.94%; Tenneco Equipment
                 Holding V Company owns 0.01%; Tenneco Equipment Holding VI Company owns 0.29%;
                 and Tenneco International Inc. owns 1.92%. Series A Cumulative Convertible
                 Preferred Stock:  Public owns 100%.  Cumulative Convertible Second Preferred Stock:
                 owned 100% by Case Corporation Key Employees.  The subsidiaries of Case Corporation are listed beginning on Page 1 hereof.)
           Tenneco International Holding Corp. (Delaware).................................................   21.97
             (Tenneco Equipment Corporation owns 21.97% of Common Stock and 50% of $8.00 Junior
             Preferred Stock; Tenneco International Inc. owns 70.15% of Common Stock and 50% of
             $8.00 Preferred Stock; Tenneco Corporation owns 7.88% of Common Stock; MW Investors
             L.L.C., an unaffiliated company, owns 100% of Variable Rate Voting Participating
             Preferred Stock.)
               Monroe Australia Pty. Limited (Australia)..................................................     100
                   Walker Australia Pty. Limited (Australia)..............................................     100
                   Monroe Superannuation Pty. Ltd. (Australia)............................................     100
               S.A. Monroe Europe N.V. (Belgium)..........................................................     100
                   Borusan Amortisor Imalat Ve Ticaret A.S. (Turkey)......................................   16.67
                     (S. A. Monroe Europe N.V. owns 16.67%; Borusan Holding AS, an unaffiliated company, owns 83.03%; and various unaffiliated individual stockholders own 0.3%.)
                   Monroe Europe Coordination Center N.V. (Belgium).......................................    99.9
                     (S. A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipment France, S.A.
                     owns 0.1%.)
                   Monroe Packaging N.V. (Belgium)........................................................    99.9
                     (S. A. Monroe Europe N.V. owns 99.9%; and Monroe Auto Equipment France, S.A.
                     owns 0.1%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Kern County Land Company (Delaware) (continued)
       Subsidiaries of Tenneco Equipment Corporation (Delaware) (continued)
           Subsidiaries of Tenneco International Holding Corp. (Delaware) (continued)

               Tenneco Canada Inc. (Ontario)..............................................................   51.28%
                 (Tenneco International Holding Corp. owns 100% of the issued and outstanding Common
                 Stock, 51.28% of total equity; and Albright & Wilson UK Limited owns 100% of the
                 Class A Stock, 48.72% of total equity.)
                   982174 Ontario Limited (Ontario).......................................................     100
                   Albright & Wilson Americas Inc. (Canada)...............................................     100
                   Case Canada Wholesale Finance Company (Alberta)........................................     100
                   Dunville Mining Company Limited (Newfoundland).........................................     100
                   Electric Reduction Sales Company, Limited (Canada).....................................     100
                   ERCO Industries of Canada Limited (Canada).............................................     100
                   Tenneco Credit Canada Corporation (Alberta)............................................     100
               Tenneco Espana Holdings, Inc. (Delaware)...................................................     100
                   Tenneco Espana S.A. (Spain)............................................................     100
                       Omni-Pac Embalajes S.A. (Spain)....................................................     100
                       Gillet Iberica S.A. (Spain)........................................................     100
               Tenneco Holdings Danmark A/S (Denmark).....................................................     100
                   Gillet Exhaust Technologie (Proprietary) Limited (South Africa)........................     100
                   Gillet Lazne Belohrad s.r.o. (Republic of Czechoslovakia)..............................     100
                   Heinrich Gillet Portuguesa - Sistemas de Escape Lda. (Portugal)........................     100
                   Walker Danmark A/S (Denmark)...........................................................     100
                   Walker Inapel Escapes, S.A. (Portugal).................................................      90
                     (Tenneco Holdings Danmark A/S owns 90%; Inapal, Industria Nacional de Acessorios
                     Para Automoveis, SA, an unaffiliated company, owns 9.99%; and Walker
                     Danmark A/S owns 0.01%.)
               Walker France S.A. (France)................................................................     100
                   Gillet Tubes Technologies SARL (France)................................................      60
                     (Walker France S.A. owns 60%; and Constructions Metallurgiques de
                     Wissembourg - Wimetal owns 40%.)
                   Constructions Metallurgiques de Wissembourg - Wimetal (France).........................     100
                       Gillet Tubes Technologies SARL (France)............................................      40
                         (Constructions Metallurgiques de Wissemourg - Wimetal owns 40%; and Walker
                         France S.A. owns 60%.)
                       Societe Europeennes des Ensembles-Montes (France)..................................     100
               Walker Sverige A.B. (Sweden)...............................................................     100
       Tenneco West, Inc. (Delaware)......................................................................     100
           Kern County Land Company, Inc. (California)....................................................     100
           Tenneco Arizona Property Corporation (Arizona).................................................     100
   Tenneco Credit Corporation (Delaware)..................................................................     100
       Counce Limited Partnership (Texas Limited Partnership).............................................      95
         (Tenneco Credit Corporation owns 95%, as Limited Partner;  and Tenneco InterAmerica Inc.
         owns 5%, as General Partner.)
           Counce Finance Corporation (Delaware)..........................................................     100
       TenFac Corporation (Delaware)......................................................................     100
   Tenneco France Finance S.A. (France)...................................................................   99.80
     (Tenneco Inc. owns 99.80%;  Tenneco International Inc. owns .04%; Albright & Wilson plc owns .04%;  Tenneco International Finance Limited owns .04%; Tenneco Corporation owns .04%
     and Tenneco United Kingdom Holdings Limited owns .04%.)
   Tenneco Management Company (Delaware)..................................................................     100
   Tenneco OLP Inc. (Delaware)............................................................................     100


                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)

   Tennessee Gas Pipeline Company (Delaware)..............................................................     100%
       Albright & Wilson Americas Inc. (Delaware).........................................................     100
           Albright & Wilson Company (Virginia General Partnership).......................................      50
             (Albright & Wilson Americas Inc. owns 50%, as General Partner; and Texasgulf Inc., an unaffiliated company, owns 50%, as General Partner.)
               Purified Acid Partners (Virginia General Partnership)......................................   58.33
                 (Albright & Wilson Company, owns 58.33%, as General Partner; and Olin Corporation, an unaffiliated company, owns 41.67%, as General Partner.)
       Albright & Wilson North America Inc. (Delaware)....................................................     100
           A&W Troy Grupo Industrial, S.A. de C.V. (Mexico)...............................................      50
             (Albright & Wilson North America Inc. owns 50%; and unaffiliated individuals own 50%.)
               A&W Troy de Mexico S.A. de C.V. (Mexico)...................................................     100
           Chemrich, Inc. (Louisiana).....................................................................     100
           Rio Linda Chemical Co., Inc. (Delaware)........................................................     100
           RLCC Technologies, Inc. (Delaware).............................................................     100
       Altamont Service Corporation (Delaware)............................................................     100
           Altamont Gas Transmission Canada Limited (Canada)..............................................     100
             (Altamont Service Corporation is the registered holder of all of the issued and outstanding shares of Altamont Gas Transmission Canada Limited, as Trustee for
             Altamont Gas Transmission Company, a Joint Venture.)
       Autopartes Walker, S.A. de C.V. (Mexico)...........................................................   99.92
         (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%; Tenneco Corporation owns
         0.02%; Tenneco International Inc. owns 0.02%; and Monroe Auto Equipment Company owns 0.02%.)
       Border Gas, Inc. (Delaware) (a close corp.)........................................................    37.5
         (Tennessee Gas Pipeline Company owns 100% of the Class A Common Stock, 371/2% of the total equity, and 371/2% total voting stock; Texas Eastern Transmission Corporation, an unaffiliated company, owns 100% of the Class B Common Stock, 271/2% of the total equity, and 271/2% total voting stock; El Paso Natural Gas Company, an unaffiliated company, owns 100% of the Class C Common Stock, 15% of the total equity, and 15% total voting stock;
         Transcontinental Gas Pipe Line Corporation, an unaffiliated company, owns 100% of the
         Class D Common Stock, 10% of the total equity, and 10% total voting stock; Southern Natural
         Gas Company, an unaffiliated company, owns 100% of the Class E Common Stock, 62/3% of the total equity, and 62/3% total voting stock; and Florida Gas Transmission Company, an unaffiliated company, owns 100% of the Class F Common Stock, 31/3% of the total equity, and 31/3% total voting stock.)
       East Tennessee Natural Gas Company (Tennessee).....................................................     100
           Tenneco East Natural Gas L.P. (Delaware Limited Partnership)...................................       1
             (East Tennessee Natural Gas Company, as General Partner, owns 1%;  and Tenneco East
             Corporation, as Limited Partner, owns 99%.)
       Eastern Insurance Company Limited (Bermuda)........................................................     100
       Energy Tracs, Inc. (Delaware)......................................................................     100
       Kern River Corporation (Delaware)..................................................................     100
           Kern River Gas Transmission Company (Texas General Partnership)................................      50
             (Kern River Corporation owns 50%, as General Partner;  and Williams Western Pipeline
             Company, an unaffiliated company, owns 50%, as General Partner.)
       Kern River Gas Supply Corporation (Delaware).......................................................      50
         (Tennessee Gas Pipeline Company owns 50%;  and The Williams Companies, an unaffiliated company, owns 50%.)
       Kern River Service Corporation (Delaware)..........................................................      50
         (Tennessee Gas Pipeline Company owns 50%; and The Williams Companies, an unaffiliated company, owns 50%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)

       Land Ventures, Inc. (Delaware).....................................................................     100%
       Midwestern Gas Marketing Company (Delaware)........................................................     100
       Midwestern Gas Transmission Company (Delaware).....................................................     100
           Tenneco Midwest Natural Gas L.P. (Delaware Limited Partnership)................................       1
             (Midwestern Gas Transmission Company, as General Partner, owns 1%;  and Tenneco
             Midwest Corporation, as Limited Partner, owns 99%.)
       Monroe Auto Equipment Company (Delaware)...........................................................     100
           Autopartes Walker, S.A. de C.V. (Mexico).......................................................    0.02
             (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%; Tenneco
             Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and Monroe Auto
             Equipment Company owns 0.02%.)
           Consorcio Terranova S.A. de C.V. (Mexico)......................................................      99
             (Monroe Auto Equipment Company owns 99%; and Josan Latinamericana S.A. de C.V.
             an unaffiliated company, owns 1%.)
           McPherson Strut Company Inc. (Delaware)........................................................     100
           Monroe Auto Equipement France, S.A. (France)...................................................     100
               Monroe Europe Coordination Center N.V. (Belgium)...........................................     0.1
                 (S.A. Monroe Europe N.V. owns 99.9%;  and Monroe Auto Equipement France,
                 S.A. owns 0.1%.)
               Tenneco Automotive Italia S.r.l. (Italy)...................................................      15
                 (Monroe Auto Equipment Company owns 85%;   and Monroe Auto Equipement France,
                 S.A. owns 15%.)
               Monroe Packaging N.V. (Belgium)............................................................     0.1
                 (S.A. Monroe Europe N.V. owns 99.9%;  and Monroe Auto Equipement France,
                 S.A. owns 0.1%.)
           Monroe Auto Pecas S.A. (Brazil)................................................................    2.82
             (Monroe Auto Equipment Company owns 2.82%;  Monroe do Brasil Industria e Comercio Ltda.
             owns 82.71%; and Monteiro Aranha S/A, an unaffiliated company, owns 14.47%.)
           Tenneco Automotive Italia S.r.l. (Italy).......................................................      85
             (Monroe Auto Equipment Company owns 85%; and Monroe Auto Equipement France, S.A. owns 15%.)
           Monroe-Mexico S.A. de C.V. (Mexico)............................................................   99.99
             (Monroe Auto Equipment Company owns 99.99% and Tennessee Gas Pipeline Company owns 0.01%.)
           Precision Modular Assembly Corp. (Delaware)....................................................     100
           Rancho Industries Europe B.V. (Netherlands)....................................................     100
           Tenneco Automotive Foreign Sales Corporation Limited (Jamaica).................................      99
             (Monroe Auto Equipment Company owns 99%; and Tenneco Automotive, a Division of
             Tennessee Gas Pipeline Company, owns 1%.)
           Tenneco Automotive International Sales Corporation (Delaware) (In Dissolution).................     100
           Tenneco Automotive Japan Ltd. (Japan)..........................................................     100
       Monroe-Mexico S.A. de C.V. (Mexico)................................................................    0.01
         (Tennessee Gas Pipeline Company owns 0.01%; and Monroe Auto Equipment Company owns 99.99%.)
       Mont Belvieu Land Company (Delaware)...............................................................     100
       New Tenn Company (Delaware)........................................................................     100
       New Tennessee Gas Pipeline Company (Delaware)......................................................     100
       S. K. Petroleum Company (Delaware).................................................................     100
       Sandbar Petroleum Company (Delaware)...............................................................     100
       Tenneco Alaska, Inc. (Alaska)......................................................................     100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipline Company (continued)

       Tenneco-Altamont Corporation (Delaware)............................................................     100%
           Altamont Gas Transmission Company (Delaware Joint Venture).....................................   53.34
             (Tenneco-Altamont Corporation owns 53 1/3%; Amoco Altamont Company, an unaffiliated company, owns 33 1/3%; and Entech Altamont, Inc., an unaffiliated company, owns 13 1/3%.)
       Tenneco Argentina Corporation (Delaware)...........................................................     100
       Tenneco Automotive Foreign Sales Corporation Limited (Jamaica).....................................       1
         (Tenneco Automotive, a Division of Tennessee Gas Pipeline Company, owns 1%; and Monroe Auto
         Equipment Company owns 99%.)
       Tenneco Baja Corporation (Delaware)................................................................     100
       Tenneco China Trade Inc. (Delaware)................................................................     100
       Tenneco Coal Company (Delaware)....................................................................     100
       Tenneco Communications Corporation (Delaware)......................................................     100
       Tenneco Brake, Inc. (Delaware).....................................................................     100
       Tenneco Corporation (Delaware).....................................................................    94.3
         (Tennessee Gas Pipeline Company owns 100% of the Common Stock, 94.3% of total equity; and
         Tenneco International Inc. owns 100% of the Second Preferred Stock, 5.7% of total equity.)
           Autopartes Walker, S.A. DE C.V. (Mexico).......................................................    0.02
             (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%; Tenneco Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and Monroe Auto Equipment Company owns 0.02%.)
           Entrade Engine Company (Kentucky)..............................................................     100
           H. T. Gathering Company (Texas)................................................................      50
             (Tenneco Corporation owns 50% of the issued and outstanding Class A Voting Stock and 20%
             of the Class B Nonvoting Stock, 29% of total equity;  and Houston Pipe Line Company, an unaffiliated company, owns 50% of the issued and outstanding Class A Voting Stock and 80% of the Class B Nonvoting Stock, 71% of total equity.  The voting stock is split 50% - 50%.)
           Houston Oil and Minerals Explorations Company (Texas)..........................................     100
           Petro-Tex Chemical Corporation (Delaware)......................................................     100
           SWL Security Corp. (Texas).....................................................................     100
           TGP Corporation (Delaware).....................................................................     100
           Tenneco Deutschland Holdinggesellschaft mbH (Germany)..........................................   99.97
             (Tenneco Corporation owns 99.97%; and Atlas Bermoegensverwaltung, an unaffiliated company, owns 0.03%.)
               GILLET Unternehmesverwaltungs GmbH (Germany)...............................................     100
                   Heinrich Gillet GmbH & Co. KG (Germany)................................................     0.1
                     (GILLET Unternehmesverwaltungs GmbH owns 0.1%; and Tenneco Deutschland
                     Holdinggesellschaft mbH owns 99.9%.)
               Heinrich Gillet GmbH & Co. KG (Germany)....................................................    99.9
                 (Tenneco Deutchland Holdinggesellschaft mbH owns 99.9%; and GILLET
                 Unternehmesverwaltungs GmbH owns 0.1%.)
                   Gillet Abgassysteme Zwickau GmbH (Germany).............................................     100
               Monroe Auto Equipment GmbH (Germany).......................................................     100
               Omni-Pac Ekco GmbH Verpackungsmittel (Germany).............................................     100
                   Omni-Pac Poland Sp. z o. o. (Poland)...................................................     100
                   PCA Embalajes Espana, S.L. (Spain).....................................................       1
                     (Omni-Pac Ekco GmbH Verpackungsmittel owns 1%; and PCA Verpackungsmittel
                     GmbH owns 99%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco Corporation (Delaware) (continued)
           Subsidiaries of Tenneco Deutschland Holdinggesellschaft mbH (Germany) (continued)

               Omni-Pac GmbH (Germany)....................................................................      99%
                 (Tenneco Deutschland Holdinggesellschaft mbH owns 99%; and Tenneco International Inc.
                 owns 1%.)
                   Omni-Pac ApS (Denmark).................................................................     100
                   Omni-Pac A.B. (Sweden).................................................................     100
                   Omni-Pac S.A.R.L. (France).............................................................       3
                     (Omni-Pac GmbH owns 3%; and Tenneco International Inc. owns 97%.)
               Walker Deutschland GmbH (Germany)..........................................................      99
                 (Tenneco Deutschland Holdinggesellschaft mbH  owns 99%; and Tenneco Corporation owns 1%.)
           Tenneco Energy Resources Corporation (Delaware)................................................      80
             (Tenneco Corporation owns 100% of the Common Stock, 80% of total equity; and Ruhrgas
             Aktiengesellschaft, an unaffiliated company, owns 100% of the issued and outstanding
             Series A Common Stock, 20% of total equity.)
               Channel Gas Marketing Company (Delaware)...................................................     100
               Channel Gas Supply Company (Delaware)......................................................     100
                   Oasis Pipe Line Company (Delaware).....................................................      30
                     (Channel Gas Supply Company owns 100% of the issued and outstanding Series B
                     Preference Stock and 30% of the Common Stock, 30% of total equity;  Dow
                     Chemical Company, an unaffiliated company, 100% of the issued and outstanding
                     Series A Preference Stock and 45% of the Common Stock, 45% of total equity;
                     and Houston Pipe Line Company, and unaffiliated company, 100% of the issued and outstanding Series C Preference Stock and 25% of the Common Stock, 25% of total equity.)
               Channel Industries Gas Company (Delaware)..................................................     100
               Tenneco Gas Gathering Company (Delaware)...................................................     100
               Tenneco Gas Marketing Company (Kentucky)...................................................     100
                   Creole Gas Pipeline Corporation (Louisiana)............................................     100
                   Entrade Pipeline Company (Kentucky)....................................................     100
               Tenneco Gas Processing Company (Delaware)..................................................     100
               Tenneco Gas Trading Company (Delaware).....................................................     100
               Tennessee Gas Marketing Company (Delaware).................................................     100
           Tenneco International Holding Corp. (Delaware).................................................    7.88
             (Tenneco Corporation owns 7.88% of Common Stock; Tenneco Equipment Corporation owns
             21.97% of Common Stock and 50% of $8.00 Junior Preferred Stock; Tenneco International
             Inc. owns 70.15% of Common Stock and 50% of $8.00 Junior Preferred Stock; MW Investors
             L.L.C., an unaffiliated company, owns 100% of Variable Rate Voting Participating
             Preferred Stock.  The subsidiaries of Tenneco International Holding Corp. are listed beginning on page 5 hereof.)
           Tenneco France Finance S.A. (France)...........................................................    0.04
             (Tenneco Corporation owns .04%; Tenneco Inc. owns 99.80%; Tenneco International Inc.
             owns .04%; Albright & Wilson plc owns .04%; Tenneco International Finance Limited owns .04%; and Tenneco United Kingdom Holdings Limited owns .04%.)
           Tenneco Independent Power I Company (Delaware).................................................     100
           Tenneco Independent Power II Company (Delaware)................................................     100
           Tenneco Insurance Ventures Inc. (Delaware).....................................................     100
           Tenneco Inc. (Nevada)..........................................................................     100
           Tenneco InterAmerica Inc. (Delaware)...........................................................     100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco Corporation (Delaware) (continued)
           Subsidiaries of Tenneco InterAmerica Inc. (Delaware) (continued)

               Counce Limited Partnership (Texas Limited Partnership).....................................       5%
                 (Tenneco InterAmerica Inc. owns 5%, as General Partner; and Tenneco Credit
                 Corporation owns 95%, as Limited Partner.)
                   Counce Finance Corporation (Delaware)..................................................     100
               Newport News Shipbuilding and Dry Dock Company (Virginia)..................................     100
                   Asheville Industries Inc. (North Carolina).............................................     100
                   Greeneville Industries Inc. (Virginia).................................................     100
                   The James River Oyster Corporation (Virginia)..........................................     100
                   Newport News Industrial Corporation (Virginia).........................................     100
                       Newport News Industrial Corporation of Ohio (Ohio).................................     100
                   Newport News Reactor Services, Inc. (Virginia).........................................     100
                   Newport News Offshore Corporation (U.S. Virgin Islands)................................     100
               PCA Leasing Company (Delaware).............................................................     100
               Packaging Corporation of America (Delaware)................................................     100
                   A&E Plastics, Inc. (Delaware)..........................................................     100
                   Alupak A.G. (Switzerland)..............................................................     100
                   American Cellulose Corporation (Delaware)..............................................      50
                     (Packaging Corporation of America owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%.)
                   The Corinth and Counce Railroad Company (Mississippi)..................................     100
                       Marinette, Tomahawk & Western Railroad Company (Wisconsin).........................     100
                       Valdosta Southern Railroad Company (Florida).......................................     100
                   Dahlonega Packaging Corporation (Delaware).............................................     100
                   Dixie Container Corporation (Virginia).................................................     100
                   Dixie Convoy Corporation (North Carolina)..............................................     100
                   Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China)...........................      50
                     (Packaging Corporation of America owns 50%; and Dongguan Dong Ya Color Printing
                     & Packaging Factory, an unaffiliated company, owns 50%.)
                   EKCO Products, Inc. (Illinois).........................................................     100
                   E-Z Por Corporation (Delaware).........................................................     100
                   Packaging Corporation of America (Nevada)..............................................     100
                   PCA Box Company (Delaware).............................................................     100
                   PCA-Budafok (Kartongyar) Kft. (Hungary)................................................     100
                   PCA Hydro, Inc. (Delaware).............................................................     100
                   PCA Romania Srl (Romania)..............................................................      50
                     (Packaging Corporation of America owns 50%; and Kraftcorr Inc., an unaffiliated company, owns 50%.)
                   PCA Tomahawk Corporation (Delaware)....................................................     100
                   PCA Valdosta Corporation (Delaware)....................................................     100
                   PCA Verpackungsmittel GmbH (Germany)...................................................     100
                       PCA Embalajes Espana S.L. (Spain)..................................................      99
                         (PCA Verpackungsmittel GmbH owns 99%; and Omni-Pac Ekco GmbH
                         Verpackungsmittel owns 1%.)
                   PCA West Inc. (Delaware)...............................................................     100
                       Coast-Packaging Company (California General Partnership)...........................      50
                         (PCA West Inc. owns 50%, as General Partner; and J. G. Haddy Sales Company, an unaffiliated company, owns 50%, as General Partner.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
      Subsidiaries of Tenneco Corporation (Delaware) (continued)
         Subsidiaries of Tenneco InterAmerica Inc. (Delaware) (continued)
           Subsidiaries of Packaging Corporation of America (Delaware) (continued)

                   Pressware International, Inc. (Delaware)...............................................     100%
                   Revere Foil Containers, Inc. (Delaware)................................................     100
                   798795 Ontario Limited (Ontario).......................................................     100
                       PCA Canada Inc. (Ontario)..........................................................     100
           Tenneco Minerals Company - California (Delaware)...............................................     100
           Tenneco Minerals Company - Nevada (Delaware)...................................................     100
           Tenneco OCS Company, Inc. (Delaware)...........................................................     100
           Tenneco Oil Company (Delaware).................................................................     100
           Tenneco Polymers, Inc. (Delaware)..............................................................     100
               Tenneco Eastern Realty, Inc. (New Jersey)..................................................     100
           Tenneco Power Generation Company (Delaware)....................................................     100
               Tenneco Ethanol Company (Delaware).........................................................     100
               Tenneco Ethanol Services Company (Delaware)................................................     100
               West Campus Cogeneration Company (Delaware)................................................     100
           Tenneco Synfuels Company (Delaware)............................................................     100
           Tennessee Overthrust Gas Company (Delaware)....................................................     100
           Walker Deutschland GmbH (Germany)..............................................................       1
             (Tenneco Corporation owns 1%; and Tenneco
             Deutschland Holdinggesellschaft mbH owns 99%.)
       Tenneco Deepwater Gathering Company (Delaware).....................................................     100
       Tenneco Delta XII Gas Co., Inc. (Delaware).........................................................     100
       Tenneco East Corporation (Delaware)................................................................     100
           Tenneco East Natural Gas L.P. (Delaware Limited Partnership)...................................      99
             (Tenneco East Corporation, as Limited Partner, owns 99%; and East Tennessee
             Natural Gas Company, as General Partner, owns 1%.)
       Tenneco Energy Ltd. (Canada).......................................................................     100
       Tenneco Gas Australia Pty. Limited (Australia).....................................................     100
       Tenneco Gas Canada, Ltd. (Ontario).................................................................     100
       Tenneco Gas Inc. (Delaware)........................................................................     100
           Tenneco Gas Transportation Company (Delaware)..................................................     100
       Tenneco Gas International Inc. (Delaware)..........................................................     100
           Tenneco Gas Chile Corporation (Delaware).......................................................     100
           Tenneco Gas Services (Chile) Corporation (Delaware)............................................     100
               Tenneco Gas Transportes S.A. (Chile).......................................................     100
           Tenneco Gas South America Inc. (Delaware)......................................................     100
       Tenneco Gas Louisiana Inc. (Delaware)..............................................................     100
            Martin Exploration Company (Delaware).........................................................     100
       Tenneco Gas Production Corporation (Delaware)......................................................     100
       Tenneco Gas Properties Inc. (Delaware).............................................................     100
       Tenneco Gas Services, Inc. (Delaware)..............................................................     100
       Tenneco Gas Supply Corporation (Delaware)..........................................................     100
       Tenneco Gas Trinidad Corporation (Delaware)........................................................     100
       Tenneco International Inc. (Delaware)..............................................................     100
           Autopartes Walker, S.A. DE C.V. (Mexico).......................................................    0.02
             (Tennessee Gas Pipeline Company owns 99.92%; Tenneco Inc. owns 0.02%;
             Tenneco Corporation owns 0.02%; Tenneco International Inc. owns 0.02%; and
             Monroe Auto Equipment Company owns 0.02%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco International Inc. (Delaware) (continued)

           Case Corporation (Delaware)....................................................................    1.92%
             (Common Stock:  Public owns 55.32%; Tenneco Inc. owns 31.29%; Tenneco
             Equipment Corporation owns 5.40%; Tenneco Equipment Holding I Company owns 1.14%; Tenneco Equipment Holding II Company owns 0.24%; Tenneco
             Equipment Holding III Company owns 0.42%; Tenneco Equipment Holding IV
             Company owns 3.94%; Tenneco Equipment Holding V Company owns 0.01%;
             Tenneco Equipment Holding VI Company owns 0.29%; and Tenneco International
             Inc. owns 1.92%. Series A Cumulative Convertible Preferred Stock:  Public owns
             100%.  Cumulative Convertible Second Preferred Stock:  owned 100% by Case
             Corporation Key Employees.  The subsidiaries of Case Corporation are listed beginning on Page 1 hereof.)
           Omni-Pac GmbH (Germany)........................................................................       1
             (Tenneco International Inc. owns 1%; and Tenneco Deutschland Holdinggesellschaft
             mbH owns 99%. The subsidiaries of Omni-Pac GmbH are listed on page 10 hereof.)
           Omni-Pac S.A.R.L. (France).....................................................................      97
             (Tenneco International Inc. owns 97%; and Omni-Pac GmbH owns 3%.)
           Tenneco Automotive Trading Company (Delaware)..................................................     100
           Tenneco Corporation (Delaware).................................................................     5.7
             (Tenneco International Inc. owns 100% of the Second Preferred Stock, 5.7% of total equity;  and Tennessee Gas Pipeline Company owns 100% of the Common
             Stock, 94.3% of total equity. The Subsidiaries of Tenneco Corporation are listed beginning on page 9 hereof.)
           Tenneco France Finance S.A. (France)...........................................................    0.04
             (Tenneco International Inc. owns .04%; Tenneco Inc. owns 99.80%; Albright &
             Wilson plc owns .04%; Tenneco International Finance Limited owns .04%;
             Tenneco Corporation owns .04% and Tenneco United Kingdom Holdings Limited owns .04%.)
           Tenneco International Holding Corp. (Delaware).................................................   70.15
             (Tenneco International Inc. owns 70.15% of Common Stock and 50% of $8.00
             Junior Preferred Stock; Tenneco Corporation owns 7.88% of Common Stock;
             Tenneco Equipment Corporation owns 21.97% of Common Stock and 50% of $8.00
             Junior Preferred Stock; MW Investors L.L.C., an unaffiliated company, owns
             100% of Variable Rate Voting Participating Preferred Stock.  The subsidiaries of
             Tenneco International Holding Corp. are listed beginning on page 5 hereof.)
           Tenneco Nederland B.V. (Netherlands)...........................................................     100
           Tenneco Offshore Netherlands Company (Delaware)................................................     100
           Tenneco United Kingdom Holdings Limited (Delaware).............................................     100
               Albright & Wilson plc (United Kingdom).....................................................     100
                   Albright & Wilson UK Limited (United Kingdom)..........................................     100
                       Albright & Wilson A.B. (Sweden)....................................................     100
                       Albright & Wilson A/S (Norway).....................................................     100
                       Albright & Wilson Asia (China) Limited (Hong Kong).................................     100
                       Albright & Wilson Asia Pacific Pte. Ltd. (Singapore)...............................     100
                       Albright & Wilson Asia Taiwan Limited (Taiwan).....................................      75
                         (Albright & Wilson UK Limited owns 75%; and Mr. Robert Peck, an unaffiliated individual, owns 25%.)
                       Albright & Wilson Asia Trading (Malaysia) Sdn Bhd (Malaysia).......................     100
                       Albright & Wilson ESP Trustees Ltd. (United Kingdom)...............................     100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco International Inc. (Delaware) (continued)
           Subsidiaries of Tenneco United Kingdom Holdings Limited (Delaware) (continued)
               Subsidiaries of Albright & Wilson plc (United Kingdom) (continued)
                   Subsidiaries of Albright & Wilson UK Limited (United Kingdom) (continued)

                       Albright & Wilson Chemicals (Pty), Ltd. (Australia)................................     100%
                           Albright & Wilson (Australia) Limited (Australia)..............................      50
                             (Albright & Wilson Chemicals (Pty), Ltd. owns 50%; and Salim
                             Oleochemicals (SEA) Pty Ltd., an unaffiliated company, owns
                             50%.)
                               Albright & Wilson New Zealand Limited (New Zealand)........................     100
                           Albright & Wilson Specialities Pty. Ltd. (Australia)...........................     100
                       Albright & Wilson Denmark A/S (Denmark)............................................     100
                       Albright & Wilson Hellas Limited (Greece)..........................................     100
                       Albright & Wilson Lavera S.A.R.L. (France).........................................     100
                       Albright & Wilson Lojingki Sdn Bhd (Malaysia)......................................      50
                         (Albright & Wilson UK Limited owns 50%; and Lojingki Holdings
                         Sdn Bhd, an unaffiliated company, owns 50%.)
                       Albright & Wilson (Malaysia) Sdn Bhd (Malaysia)....................................     100
                       Albright & Wilson (Marchon) Pte. Limited (Singapore)...............................      55
                         (Albright & Wilson UK Limited owns 55%; and Albright & Wilson
                         Overseas Ltd. owns 45%.)
                       Albright & Wilson Oils Sdn Bhd (Malaysia)..........................................     100
                       Albright & Wilson Overseas Limited (United Kingdom)................................     100
                           Albright & Wilson B. V. (Netherlands)..........................................     100
                           Albright & Wilson (Marchon) Pte. Limited (Singapore)...........................      45
                             (Albright & Wilson UK Limited owns 55%; and Albright &
                             Wilson Overseas Ltd. owns 45%.)
                           Albright & Wilson S.r.l. (Italy)...............................................     100
                               Albright & Wilson Castiglione S.r.l. (Italy)...............................     100
                               Albright & Wilson Espana S.A. (Spain)......................................     100
                               Albright & Wilson Patrica S.r.l. (Italy)...................................     100
                               Albright & Wilson Saint Mihiel S.A. (France)...............................     100
                               Bush Boake Allen Italia SpA (Italy)........................................      50
                                 (Albright & Wilson S.r.l. owns 50%; and Bush Boake
                                 Allen Ltd., an unaffiliated company, owns 50%.)
                       Albright & Wilson Produtos Quimicos Ltda. (Brazil).................................     100
                       Albright Dentifrice Phosphates Sdn Bhd (Malaysia)..................................     100
                       Albright, Morarji and Pandit Limited (India).......................................    39.9
                         (Albright & Wilson UK Limited owns 39.9%; and various unaffiliated stockholders own 60.1%.)
                       Chemphil Albright & Wilson Corporation.............................................      40
                         (Albright & Wilson Limited UK owns 40%; and Chemical Industries of Phillipines Inc., an unaffiliated company, owns 60%.)
                       Dai-Ichi Albright Kabushiki Kaisha (Japan).........................................     100
                       Detergentes y Productos de Higiene SA (Spain)......................................     100
                       P. T. Albright & Wilson Manyar (Indonesia).........................................      50
                         (Albright & Wilson UK Limited owns 50%; and various unaffiliated groups own 50%.)
                       Proban Limited (United Kingdom)....................................................     100
                       Specialty Phosphates (Malaysia) Sdn Bhd (Malaysia).................................      51
                         (Albright & Wilson UK Limited owns 51%, and Omichi Seiyaku
                         Company KK, an unaffiliated company, owns 49%.)

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco International Inc. (Delaware) (continued)
           Subsidiaries of Tenneco United Kingdom Holdings Limited (Delaware) (continued)
               Subsidiaries of Albright & Wilson plc. (United Kingdom) (continued)
                   Subsidiaries of Albright & Wilson UK Limited (United Kingdom) (continued)

                       Tenneco Canada Inc. (Ontario)......................................................   48.72%
                         (Albright & Wilson UK Limited owns 100% of the Class A Stock,
                         48.72% of total equity; and Tenneco International Holding Corp.
                         owns 100% of the issued and outstanding Common Stock, 51.28% of total equity. The subsidiaries of Tenneco Canada Inc. are listed on page 6 hereof.)
                       Tenneco Malros Limited (United Kingdom)............................................     100
                       Tenneco Organics Limited (United Kingdom)..........................................     100
                   Tenneco France Finance S.A. (France)...................................................    0.04
                     (Albright & Wilson plc owns .04%; Tenneco Inc. owns 99.80%; Tenneco
                     International Inc. owns .04%; Tenneco International Finance Limited owns .04%; Tenneco Corporation owns .04% and Tenneco United
                     Kingdom Holdings Limited owns .04%.)
                   Tenneco - Walker (U.K.) Limited (United Kingdom).......................................     100
                   Tenneco West Limited (United Kingdom)..................................................     100
                   Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom).......................     100
                   Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom).......................     100
                   Thompson and Stammers Dunmow (Number 8) Limited (United Kingdom).......................     100
                   Walker UK Ltd. (United Kingdom)........................................................     100
                       J. W. Hartley (Motor Trade) Limited (United Kingdom)...............................     100
                       Thompson and Stammers (Dunmow) Number 5 Limited (United Kingdom)...................     100
               Omni-Pac U.K. Limited (United Kingdom).....................................................     100
               Packaging Corporation of America (UK) Limited (United Kingdom).............................     100
                   Polbeth Packaging Limited (Scotland)...................................................     100
                       Brucefield Plastics Limited (Scotland).............................................     100
                       Polbeth Packaging (Corby) Limited (Scotland).......................................     100
               Tenneco Europe Limited (Delaware)..........................................................     100
                   Tenneco Asia Limited (United Kingdom)..................................................     100
               Tenneco France Finance SA (France).........................................................    0.04
                 (Tenneco United Kingdom Holdings Limited owns .04%; Tenneco Inc. owns
                 99.80%; Tenneco International Inc. owns .04%; Albright & Wilson plc owns
                 .04%; Tenneco International Finance Limited owns .04% and Tenneco
                 Corporation owns .04%.)
               Tenneco International Finance Limited (United Kingdom).....................................     100
                   Tenneco France Finance S.A. (France)...................................................    0.04
                     (Tenneco International Finance Limited owns .04%; Tenneco Inc. owns
                     99.80%; Tenneco International Inc. owns .04%; Albright & Wilson plc owns .04%;  Tenneco Corporation owns .04% and Tenneco United
                     Kingdom Holdings Limited owns .04%.)
                   Tenneco International Finance B.V. (Netherlands).......................................     100
                   Tenneco Management (Europe) Limited (United Kingdom)...................................     100
           Walker Limited (United Kingdom)................................................................     100
               Gillet Pressings Cardiff Limited (United Kingdom)..........................................     100
               Gillet Exhaust Manufacturing Limited (United Kingdom)......................................     100

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            As of December 31, 1994

Subsidiaries of Tenneco Inc. (continued)
   Subsidiaries of Tennessee Gas Pipeline Company (continued)
       Subsidiaries of Tenneco International Inc. (Delaware) (continued)
           Subsidiaries of Walker Limited (United Kingdom) (continued)

               Gillet Torsmaskiner UK Limited (United Kingdom)............................................      50%
                 (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and AB
                 Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares, 50% of total equity.)
                   Exhaust Systems Technology Limited (United Kingdom)....................................   99.99
                     (Gillet Torsmaskiner UK Limited owns 99.99%; and Heinrich Gillet
                     GmbH & Co. KG & AB Torsmaskiner, an unaffiliated company, owns
                     0.01%.)
           Walker Europe, Inc. (Delaware).................................................................     100
           Walker Norge A/S (Norway)......................................................................     100
       Tenneco International Marketing & Sourcing, Inc. (Delaware)........................................     100
       Tenneco Liquids Corporation (Delaware).............................................................     100
       Tenneco Marketing Services Company (Delaware)......................................................     100
       Tenneco Mobile Bay Gathering Company (Delaware)....................................................     100
       Tenneco MTBE, Inc. (Delaware)......................................................................     100
       Tenneco Midwest Corporation (Delaware).............................................................     100
           Tenneco Midwest Natural Gas L.P. (Delaware Limited Partnership)................................      99
             (Tenneco Midwest Corporation, as Limited Partner, owns 99%;  and Midwestern
             Gas Transmission Company, as General Partner, owns 1%.)
       Tenneco Pittsfield Corporation (Delaware)..........................................................     100
       Tenneco Portland Corporation (Delaware)............................................................     100
       Tenneco Realty, Inc. (Delaware)....................................................................     100
           TRI Realty, Inc. (Texas).......................................................................     100
           Tennchase, Inc. (Texas)........................................................................     100
       Tenneco Shale Oil Company (Delaware)...............................................................     100
       Tenneco SNG Inc. (Delaware)........................................................................     100
       Tenneco Trinidad LNG, Inc. (Delaware)..............................................................     100
       Tenneco Ventures Corporation (Delaware)............................................................     100
       Tenneco Western Market Center Corporation (Delaware)...............................................     100
           The Western Market Center Joint Venture (Joint Venture)........................................      50
             (Tenneco Western Market Center Corporation owns 50%;  Entech Gas Ventures,
             Inc., an unaffiliated company, owns 15%;  and Questar WMC Corporation, an unaffiliated company, owns 35%.)
       Tenneco Western Market Center Service Corporation (Delaware).......................................     100
       TennEcon Services, Inc. (Delaware).................................................................     100
       Tennessee Gas Transmission Company (Delaware)......................................................     100
       Tennessee/New England Pipeline Company (Delaware)..................................................     100
       Tennessee Ozark Gas Company (Delaware).............................................................     100
       Tennessee Storage Company (Delaware)...............................................................     100
       Tennessee Trailblazer Gas Company (Delaware).......................................................     100
       Ten Ten Parking Garage Inc. (Delaware).............................................................     100
       The Fontanelle Corporation (Louisiana).............................................................     100
           The F and E Oyster Partnership (Louisiana Partnership).........................................      64
             (The Fontanelle Corporation owns 64%, as General Partner; and Expedite Oyster,
             Inc., an unaffiliated company, owns 36% as General Partner.)
       The LaChute Corporation (Louisiana)................................................................     100
       Walker Electronic Mufflers, Inc. (Delaware)........................................................     100
       Walker Manufacturing Company (Delaware)............................................................     100
           Ced's Inc. (Illinois)..........................................................................     100